                                  [LETTERHEAD]




The General Manager                                           Exhibit 10.11(a)
NYNEX CableComms Bolton
The Tolworth Tower                                                19 July 1996
Ewell Road
Surbiton
Surrey     KT6 7ED



Dear  Sir,

INTERCONNECT AGREEMENT BETWEEN NYNEX CABLECOMMS BOLTON
AND BRITISH TELECOMMUNICATIONS PLC DATED
19 DAY OF JULY 1996  ("THE AGREEMENT")


We refer to the Agreement. Words and expressions used in this letter have the same meaning as in the Agreement.

This letter is an agreement in writing by us pursuant to paragraph 30 of the Agreement.

Interim Charges are agreed for the services to be provided by the Operator, on a provisional basis, pursuant to paragraph 13.2 of the Agreement (in addition to provisions of paragraphs 19 and 20 of the Agreement), listed in:

a) Annex 1 attached to this letter with effect from 1/04/95 for the Financial Year in Question (1/04/95 to 31/03/96); and

b) Annex 2 attached to this letter with effect from 1/04/96 for the Financial Year in Question (1/04/96 to 31/03/97).

It is agreed pursuant to paragraph 13.2.1 that the charges listed in Annex 1 shall be reviewed on the date that a determination by the Director General of the Final Charges for Standard Services provided by BT for the Financial Year in Question (1/04/95 to 31/03/96) is published.

It is further agreed pursuant to paragraph 13.2.1 that the charges listed in Annex 2 shall be reviewed on the date that a determination by the Director General of the:

a)  Interim Charges; and
b)  Final Charges

for Standard Services provided by BT for the Financial Year in Question (1/04/96 to 31/3/97) is published.

Following the above reviews any changes to the charges for the Financial Year in Question (1/04/95 to 31/03/96) for any service provided by the Operator, will take effect from 1/04/95 and the Operator or BT, as the case may be, shall recalculate the charges in respect of such service for the Financial Year in Question using the new charge and calculate the interest for any sum overpaid or underpaid at the OFTEL Interest Rate calculated from the later of the date on which the relevant charges were due to be paid or were paid to the date on which the difference is paid.

Following the above reviews any changes to the charges for the Financial Year in Question (1/04/96 to 31/03/97) for any service provided by the Operator, will take effect from 1/04/96 and the Operator



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or BT, as the case may be, shall recalculate the charges in respect of such service for the Financial Year in question using the new charge and calculate the interest for any sum overpaid or underpaid at the OFTEL Interest Rate calculated from the later of the date on which the relevant charges were due to be paid or were paid to the date on which the difference is paid.

It is agreed that the charges for the services to be provided by the Operator under Schedule 546 are those referred to in Annex 3 attached to this letter.


Yours faithfully ,                      Accepted and agreed:



/s/ [illegible]                         /s/ [illegible]

For and on behalf of                    For and on behalf of

BRITISH TELECOMMUNICATIONS PLC          NYNEX CABLECOMMS BOLTON




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



ANNEX 1

FINANCIAL YEAR IN QUESTION  01/4/95 TO 31/03/96

NYNEX CABLECOMMS BOLTON



The Interim Charges to be inserted into the Carrier Price List for the following schedules to the Interconnect Agreement between NYNEX CableComms Bolton and BT are : -


SCHEDULE  Daytime  Evening    Weekend
541       1.174    0.693      0.519

545       1.174    0.693      0.519





NOTES :

1) Daytime, Evening and Weekend are as defined in the BT Revised Standard Contract.

2) Charges are quoted in Pence per Minute.





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


ANNEX 1 CONT

IN SPAN INTERCONNECTION (ISI) & INTERCONNECT EXTENSION CIRCUITS

See ANNEX C, Schedule 01 of the Revised Standard Contract..

OPERATOR  CHARGES
The Review Date for charges under this Schedule is 1st April 1996 and each anniversary thereafter.


                          DESCRIPTION                                    INTERIM
                                                                         CHARGE
ISI
- Connection of ISI Interconnect Link                                   Pounds Sterling Nil
- Rental of ISI Interconnect Link from jointing chamber to BT premises where the jointing chamber is:
- Agreed                                                                Pounds Sterling Nil
- Nominated                                                      Pounds Sterling 125.00 per 100
                                                                 metres p.a. (1,2,3b,8)
- new duct                                                       See BT Retail Price List
                                                                 (MegaStream)
INTRABUILDING LINKS (9)
- Connection                                                     Pounds Sterling 1 161.00 per 2
                                                                 Mbit/s
- Rental                                                             Pounds Sterling 68.00 per
                                                                        2 Mbit/s p.a. (3a)
SIGNALLING LINK SET (including one route type) - unidirectional
- Connection                                                     Pounds Sterling 2790.00 per 2x2
                                                                 Mbit/s
- Rental                                                         Pounds Sterling 188.00 per 2x2
                                                                 Mbit/s p.a. (3a)
Additional Route Type if ordered at same time as                 Pounds Sterling 416.00 per Traffic
Signalling Link Set - Connection.                                              Route
Additional Route Type if ordered subsequent to                   Pounds Sterling 666.00 per Traffic
Signalling Link Set - Connection.                                              Route

MULTIPLEXOR SERVICE FOR PDH
- Connection                                                     Pounds Sterling 296.00 per 2
                                                                 Mbit/s

- Rental                                                         Pounds Sterling 15.00 per 2
                                                                 Mbit/s p.a. (3a)
MULTIPLEXOR SERVICE FOR SDH
- Connection                                                     Pounds Sterling 584.00 per 2
                                                                 Mbit/s
- Rental                                                         Pounds Sterling 122.50 per
                                                                        2 Mbit/s p.a. (3a)


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




                      DESCRIPTION                                      INTERIM
                                                                       CHARGE
INTERCONNECTION EXTENSION CIRCUIT (IEC)
- Connection                                              Pounds Sterling 440.87 per 2
                                                          Mbit/s
- Rental - Fixed Element                                  Pounds Sterling 3253.26 per 2
                                                          Mbit/s p.a. (3a)
- plus Rental - per Km charge                             Pounds Sterling 43.62 per 2 M/bits
                                                          p.a. (3a & 7)
RE-ARRANGEMENTS (6)
- of a Route Type                                         Pounds Sterling 514.00 per
                                                          Traffic Route
- of a Signalling Link Set, including one Route           Pounds Sterling 874.00 per 2x2
  Type, to a different BT Switch Connection.              Mbit/s
- of an additional Route Type to a different              Pounds Sterling 416.00 per
  BT Switch Connection.                                   Traffic Route

- of an Intrabuilding Link to a different                 Pounds Sterling 514.00 per 2
  BT Switch Connection.                                   Mbit/s

- of a Signalling Link Set, including one Route           Pounds Sterling 1791.00 per 2x2
  Type, to a different Operator Switch Connection.        Mbit/s
- of an additional Route Type to a different              Pounds Sterling 416.00 per
  Operator Switch Connection.                             Traffic Route

- of an Intrabuilding Link to a different                 Pounds Sterling 972.00 per 2
  Operator Switch Connection.                             Mbit/s

  Operator Switch modification due to
    BT bearer change                                      Pounds Sterling 626.00 per 2
                                                          Mbit/s

NOTES :

1) Distance charged will be radial distance between relevant buildings and the Point of Connection.

2)  Or part thereof, ignoring the first 100 metres.


3a) Rental is payable annually in advance.

3b) Rental is payable annually in arrears.


4)  Distance charged will be actual distance.

5)  Charges to be met by the Party requesting the Capacity re-arrangement.


6)  Rental charges will continue to apply to re-arranged links.

7) Distance charged will be the radial distance between the relevant building and the Remote Switch.

8)  The rental is calculated in accordance with Schedule 01 paragraph 11.

9) If an IBL contains a Signalling Link supporting unidirectional traffic, that IBL charge is contained within the unidirectional Signalling Link Set
    Charge applicable to that Signalling link



                                     5 of 9

ANNEX 2

FINANCIAL YEAR IN QUESTION  01/4/96 TO 31/03/97

NYNEX CABLECOMMS BOLTON



The Interim Charges to be inserted into the Carrier Price List for the following schedules to the Interconnect Agreement between NYNEX CableComms Bolton and BT are : -


SCHEDULE  Daytime  Evening  Weekend

541       1.174    0.693    0.519

545       1.174    0.693    0.519


Notes :

1) Daytime, Evening and Weekend are as defined in the BT Revised Standard Contract.

2)  Charges are quoted in Pence per Minute.




                                                               Ref: PR/VF/L10-65


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


ANNEX 2 CONT

IN SPAN INTERCONNECTION (ISI) & INTERCONNECT EXTENSION CIRCUITS

See ANNEX C, Schedule 01 of the Revised Standard Contract..

OPERATOR CHARGES
The Review Date for charges under this Schedule is 1st April 1997 and each anniversary thereafter.


                          DESCRIPTION                                      INTERIM
                                                                            CHARGE
ISI
- Connection of ISI Interconnect Link                            Pounds Sterling Nil
- Rental of ISI Interconnect Link from jointing chamber to BT premises where the jointing chamber is:
- Agreed                                                         Pounds Sterling Nil
- Nominated                                                      Pounds Sterling 125.00 per
                                                                 100 metres p.a. (1,2,3b,8)
- new duct                                                       See BT Retail Price List
                                                                 (MegaStream)
INTRABUILDING LINKS (9)
- Connection                                                     Pounds Sterling 1161.00 per
                                                                 2 Mbit/s
- Rental                                                         Pounds Sterling 68.00 per
                                                                 2 Mbit/s p.a. (3a)
SIGNALLING LINK SET (including one route type) - unidirectional
- Connection                                                     Pounds Sterling 2790.00 per
                                                                 2x2 Mbit/s
- Rental                                                         Pounds Sterling 188.00 per
                                                                 2x2 Mbit/s p.a. (3a)
Additional Route Type if ordered at same time as                 Pounds Sterling 416.00 per
Signalling Link Set - Connection.                                Traffic Route

Additional Route Type if ordered subsequent to                   Pounds Sterling 666.00 per
Signalling Link Set - Connection.                                Traffic Route

MULTIPLEXOR SERVICE FOR PDH
- Connection                                                     Pounds Sterling 296.00 per 2
                                                                 Mbit/s
- Rental                                                         Pounds Sterling 15.00 per 2
                                                                 Mbit/s p.a. (3a)
MULTIPLEXOR SERVICE FOR SDH
- Connection                                                     Pounds Sterling 584.00 per 2
                                                                 Mbit/s
- Rental                                                         Pounds Sterling 122.50.00 per
                                                                 2 Mbit/s p.a. (3a)


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


                      DESCRIPTION                                 INTERIM
                                                                   CHARGE
INTERCONNECTION EXTENSION CIRCUIT (IEC)
- Connection                                            Pounds Sterling 440.87 per
                                                        2 Mbit/s
- Rental - Fixed Element                                Pounds Sterling 3253.26 per
                                                        2 Mbit/s p.a. (3a)
- plus Rental - per Km charge                           Pounds Sterling 43.62 per
                                                        2 M/bits p.a. (3a & 7)
RE-ARRANGEMENTS (6)
- of a Route Type                                       Pounds Sterling 514.00 per
                                                        Traffic Route
- of a Signalling Link Set, including one Route         Pounds Sterling 874.00 per
  Type, to a different BT Switch Connection.            2x2 Mbit/s
- of an additional Route Type to a different            Pounds Sterling 416.00 per
BT Switch Connection.                                   Traffic Route
- of an Intrabuilding Link to a different               Pounds Sterling 514.00 per
BT Switch Connection.                                   2 Mbit/s
- of a Signalling Link Set, including one Route         Pounds Sterling 1791.00
  Type, to a different Operator Switch Connection.      per 2x2 Mbit/s
- of an additional Route Type to a different            Pounds Sterling 416.00 per
  Operator Switch Connection.                           Traffic Route
- of an Intrabuilding Link to a different               Pounds Sterling 972.00 per
  Operator Switch Connection.                           2 Mbit/s
  Operator Switch modification due to BT bearer change  Pounds Sterling 626.00 per
                                                        2Mbit/s

NOTES :

1) Distance charged will be radial distance between relevant buildings and the Point of Connection.

2)  Or part thereof, ignoring the first 100 metres.

3a) Rental is payable annually in advance.

3b  Rental is payable annually in arrears.

4)  Distance charged will be actual distance.

5)  Charges to be met by the Party requesting the Capacity re-arrangement.

6)  Rental charges will continue to apply to re-arranged links.

7) Distance charged will be the radial distance between the relevant building and the Remote Switch.

8)  The rental is calculated in accordance with Schedule 01 paragraph 11.

9) If an IBL contains a Signalling Link supporting unidirectional traffic, that IBL charge is contained within the unidirectional Signalling Link Set
    Charge applicable to that Signalling link




                                     8 of 9

ANNEX 3

FINANCIAL YEAR IN QUESTION  01/4/96 TO 31/03/97

NYNEX CABLECOMMS BOLTON

                                  SCHEDULE 546

The charges specified from time to time in the Carrier Price List for Schedule 541 shall apply to Calls under Schedule 546.





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